T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Value Fund

Supplement to prospectus dated May 1, 2006

The median market cap for the Russell 1000 Value Index as shown in the description of the fund`s principal investment strategy on page one of the prospectus is revised to $4,758 million as of December 31, 2005.

The date of this supplement is October 26, 2006

E130-041 10/26/06